                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                               TRAVELNOW.COM INC.
                                       TO
                                  WONSUB, INC.
                          A WHOLLY OWNED SUBSIDIARY OF
                        HOTEL RESERVATIONS NETWORK, INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $0.01 per share (the "Shares"), of TravelNow.com Inc., a Delaware corporation (the "Company"), are not immediately available, if the procedure for book-entry transfer of Shares cannot be completed prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See
Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC

                 BY MAIL:                         BY HAND:                       BY OVERNIGHT:

        Reorganization Department         Reorganization Department        Reorganization Department

              P.O. Box 3301                     120 Broadway                  85 Challenger Road

    South Hackensack, New Jersey 07606           13th Floor                   Mail Stop - Reorg.

                                          New York, New York 10271     Ridgefield Park, New Jersey 07660

                   BY FACSIMILE (ELIGIBLE INSTITUTIONS ONLY):

                                 (201) 296-4293

                             CONFIRM BY TELEPHONE:

                             Daytime (201) 296-4860

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to Wonsub, Inc., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Hotel Reservations Network, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated January 12, 2001, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below of the Company, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                                    DESCRIPTION OF SHARES TENDERED
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   NAME AND ADDRESS OF REGISTERED OWNER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                  APPEAR(S)                          SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
             ON CERTIFICATE(S))                        (ATTACH ADDITIONAL SIGNED LIST, IF ANY)
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                                                                      NUMBER OF
                                                                       SHARES            NUMBER OF
                                               SHARE CERTIFICATE     REPRESENTED          SHARES
                                                   NUMBER(S)      BY CERTIFICATE(S)     TENDERED**
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                                                 TOTAL SHARES
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    * NEED NOT BE COMPLETED BY STOCKHOLDERS TENDERING SHARES BY BOOK-ENTRY.
   ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES DESCRIBED ABOVE ARE BEING TENDERED.

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                            PLEASE SIGN AND COMPLETE

   Signature(s): ____________________________________________________________

   Address: _________________________________________________________________
                                                                            (Zip
   Code)

   Name(s): _________________________________________________________________

   Capacity (full title), if in a representative capacity: __________________

   Area Code and Telephone Number: __________________________________________

                                                     Taxpayer Identification
   or Social

   Dated: ________________________  Security Number: ________________________

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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of a book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other documents required by the Letter of Transmittal, within three trading days (as defined in the Offer to Purchase) after the date hereof.

    Any Eligible Institution (as defined in the Offer to Purchase) that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

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   Name of Firm: ____________________________________________________________

   Address: _________________________________________________________________
                                                                             Zip
   Code

   Area Code and Tel. No.: __________________________________________________

   Authorized Signature: ____________________________________________________

   Name: ____________________________________________________________________
                                 (Please Print)

   Title: ___________________________________________________________________

   Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.